Supplement dated June 21, 2023 to the Prospectus and Summary Prospectus, each dated May 1, 2023, as may be revised or supplemented from time to time, for the following fund:
NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF
(the “Fund”)
Effective July 1, 2023, Natixis Advisors, LLC has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.35% of the Fund’s average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2026.
Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

ETF
Management fees	0.30%
Distribution and/or service (12b‑1) fees	0.00%
Other expenses	0.58%
Total annual fund operating expenses	0.88%
Fee waiver and/or expense reimbursement[1]	0.53%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.35%

[1]
Natixis Advisors, LLC (“Natixis Advisors” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.35% of the Fund’s average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2026 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are redeemed), and also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
ETF	$36	$122	$332	$938

Supplement dated June 21, 2023 to the Statement of Additional Information, dated May 1, 2023, as may be revised or supplemented from time to time, for the following fund:
NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF
(the “Fund”)
Effective July 1, 2023, Natixis Advisors, LLC has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.35% of the Fund’s average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2026.
Accordingly, the table regarding expense limits within the sub‑section “Advisory Fees” in the section “Fund Charges and Expenses” is amended and restated as follows with respect to the Fund:

Fund	Expense Limit	Date of Undertaking
Loomis Sayles ETF*	0.35%	July 1, 2023

*
Natixis Advisors and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) have agreed to bear the waiver/reimbursement jointly on a pro rata basis relative to their advisory and sub‑advisory fees, respectively.